                                                 Exhibit 99.1

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
REPORTS THIRD QUARTER AND NINE MONTHS ENDED SEPTEMBER 30, 2011 RESULTS

THIRD QUARTER
- Net revenues of US$ 165.5 million up 23%
- OIBDA1 improved by US$ 13.4 million to US$ 8.9 million

NINE MONTHS
- Net revenues of US$ $587.9 million up 23%
- OIBDA of US$ 85.8 million up 102%

HAMILTON, BERMUDA, October 26, 2011 - Central European Media Enterprises Ltd. (“CME” or the “Company”) (NASDAQ/Prague Stock Exchange - CETV) today announced financial results for the three and nine months ended September 30, 2011.

Net revenues for the third quarter of 2011 increased US$ 31.1 million to US$ 165.5 million compared to the third quarter of 2010. OIBDA for the quarter improved by US$ 13.4 million to US$ 8.9 million. Operating loss for the quarter improved by US$ 12.4 million to US$ (12.9) million. Net loss from continuing operations for the quarter was US$ (82.2) million compared to a profit of US$ 3.4 million for the third quarter of 2010.

Net revenues for the nine months ended September 30, 2011 increased US$ 108.2 million to US$ 587.9 million compared to the nine months of 2010. OIBDA for the nine months increased by US$ 43.3 million to US$ 85.8 million. Operating income for the nine months improved by US$ 37.9 million to US$ 18.9 million. Net loss from continuing operations for the nine months was US$ (102.4) million compared to US$ (91.5) million for the nine months of 2010. Free cash flow2 for the nine months ended September 30, 2011 improved to US$ $(4.0) million from US$ (73.8) million for the nine months of 2010.

Adrian Sarbu, CME's President and CEO commented: “In the first nine months of 2011 we doubled our OIBDA from US$ 43 million to US$ 86 million when our TV ad markets showed mixed recovery. We now expect to generate revenues of approximately US$ 850 million and OIBDA of US$ 166 million for the full year. Audience leadership and cash flow generation remain our main priorities.”

- continued -

1 OIBDA is operating income before depreciation and amortization as defined in 'Segment Data' below.  Consolidated OIBDA, which is set out here, is equal to the OIBDA for each of our segments less central costs (which include non-cash stock-based compensation).

2 Free cash flow is defined as cash flows from continuing operating activities less expenditure on property, plant and equipment, net of disposals of property, plant and equipment.

Consolidated Results for the Three Months Ended September 30, 2011

Net revenues for the three months ended September 30, 2011 increased by 23.2% to US$ 165.5 million from US$ 134.4 million for the three months ended September 30, 2010.  Operating loss for the quarter was US$ (12.9) million compared to US$ (25.3) million for the three months ended September 30, 2010.   Net loss from continuing operations for the quarter was US$ (82.2) million compared to a profit from continuing operations of US$ 3.4 million for the three months ended September 30, 2010.  Fully diluted loss from continuing operations per share for the three months ended September 30, 2011 was US$ (1.27) compared to a profit of US$ 0.05 in 2010.

OIBDA for the three months ended September 30, 2011 increased to US$ 8.9 million from US$ (4.5) million in the three months ended September 30, 2010. OIBDA margin3 for the three months ended September 30, 2011 was 5.4% compared to (3.3)% in the three months ended September 30, 2010.

Headline consolidated results for the three months ended September 30, 2011 and 2010 were:

	RESULTS
	For the Three Months Ended September 30, (US $000's)
	2011	2010	$ change	% change
Net revenues	$165,472	$134,354	$31,118	23.2%
OIBDA	8,898	(4,487)	13,385	n.m.[1]
Operating loss	(12,910)	(25,345)	12,435	49.1%
Net (loss) / income from continuing operations	(82,196)	3,417	(85,613)	n.m.[1]
Fully diluted (loss) / income from continuing operations per share	$(1.27)	$0.05	$(1.32)	n.m.[1]

1 Number is not meaningful.

Consolidated Results for the Nine Months Ended September 30, 2011

Net revenues for the nine months ended September 30, 2011 increased by 22.6% to US$ 587.9 million from US$ 479.7 million for the nine months ended September 30, 2010.  Operating income improved by US$ 37.9 million for the nine months to US$ 18.9 million compared to US$ (19.0) million for the nine months ended September 30, 2010.  Net loss from continuing operations for the nine months ended September 30, 2011 was US$ (102.4) million compared to a net loss of US$ (91.5) million for the nine months ended September 30, 2010.  Fully diluted loss from continuing operations per share for the nine months ended September 30, 2011 was US$ (1.59) compared to US$ (1.37) for the nine months ended September 30, 2010.

OIBDA for the nine months ended September 30, 2011 increased to US$ 85.8 million from US$ 42.5 million in the nine months ended September 30, 2010. OIBDA margin for the months ended September 30, 2011 was 14.6% compared to 8.9% in the nine months ended September 30, 2010.

3 OIBDA margin is defined as the ratio of OIBDA to Net revenues.

Headline consolidated results for the nine months ended September 30, 2011 and 2010 were:

	RESULTS
	For the Nine Months Ended September 30, (US $000's)
	2011	2010	$ change	% change
Net revenues	$587,900	$479,721	$108,179	22.6%
OIBDA	85,838	42,547	43,291	101.7%
Operating income / (loss)	18,898	(19,026)	37,924	n.m.[1]
Net loss from continuing operations	(102,379)	(91,482)	(10,897)	(11.9)%
Fully diluted loss from continuing operations per share	$(1.59)	$(1.37)	$(0.22)	(16.1)%

1 Number is not meaningful.

Segment Results

We evaluate the performance of our operations based on Net revenues and OIBDA.

Our Net revenues and Consolidated OIBDA for the three months ended September 30, 2011 and 2010 were:

	SEGMENT RESULTS
	For the Three Months Ended September 30, (US $000's)
	2011	2010	$ change	% change
Broadcast	$143,431	$123,549	$19,882	16.1%
Media Pro Entertainment	35,141	26,510	8,631	32.6%
New Media	3,246	2,111	1,135	53.8%
Intersegment revenues	(16,346)	(17,816)	1,470	8.3%
Net revenues	$165,472	$134,354	$31,118	23.2%

Broadcast	$20,135	$8,225	$11,910	144.8%
Media Pro Entertainment	218	(2,185)	2,403	n.m.[1]
New Media	(1,033)	(1,562)	529	33.9%
Central	(9,726)	(8,256)	(1,470)	(17.8)%
Elimination	(696)	(709)	13	1.8%
Consolidated OIBDA	$8,898	$(4,487)	$13,385	n.m.[1]

1 Number is not meaningful.

Our Net revenues and Consolidated OIBDA for the nine months ended September 30, 2011 and 2010 were:

	SEGMENT RESULTS
	For the Nine Months Ended September 30, (US $000's)
	2011	2010	$ change	% change
Broadcast	$529,916	$449,555	$80,361	17.9%
Media Pro Entertainment	126,575	92,868	33,707	36.3%
New Media	10,479	7,061	3,418	48.4%
Intersegment revenues	(79,070)	(69,763)	(9,307)	(13.3)%
Net revenues	$587,900	$479,721	$108,179	22.6%

Broadcast	$122,402	$86,913	$35,489	40.8%
Media Pro Entertainment	1,703	(4,063)	5,766	n.m.[1]
New Media	(3,122)	(6,369)	3,247	51.0%
Central	(31,969)	(31,123)	(846)	(2.7)%
Elimination	(3,176)	(2,811)	(365)	(13.0)%
Consolidated OIBDA	$85,838	$42,547	$43,291	101.7%

1 Number is not meaningful.

CME will host a teleconference and video webcast to discuss its third quarter results on Wednesday, October 26, 2011 at 9:00 a.m. New York time (2:00 p.m. London time and 3:00 p.m. Prague time). The video webcast and teleconference will refer to presentation slides which will be available on CME's website at www.cme.net prior to the call.

To access the teleconference, U.S. and international callers may dial +1 785-424-1059 ten minutes prior to the start time and reference passcode CETVQ3.  The conference call will be video webcasted live via www.cme.net.

The video webcast and a digital audio replay in MP3 format will be available for two weeks following the call at www.cme.net.
In the coming weeks, CME will post the results for the quarter ended September 30, 2011 for its wholly-owned subsidiary CET 21 spol. s r.o. at www.cme.net.

Forward-Looking and Cautionary Statements

This press release contains forward-looking statements. For all forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy or are otherwise beyond our control and some of which might not even be anticipated.  Forward-looking statements reflect our current views with respect to future events and because our business is subject to such risks and uncertainties, actual results, our strategic plan, our financial position, results of operations and cash flows could differ materially from those described in or contemplated by the forward-looking statements.

For a more detailed description of these uncertainties and other factors, please see the "Risk Factors" section in CME's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2011, which was filed with the Securities and Exchange Commission on October 26, 2011. We undertake no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise.

This press release should be read in conjunction with our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2011, which was filed with the Securities and Exchange Commission on October 26, 2011.

We make available free of charge on our website at www.cme.net our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to those reports as soon as reasonably practicable after we electronically file such material with, or furnish it to, the Securities and Exchange Commission.

CME is a vertically integrated media and entertainment company operating a leading broadcast, content and new media business in Central and Eastern Europe. CME's television stations are located in Bulgaria (bTV, bTV Cinema, bTV Comedy, bTV Action and Ring.bg), Croatia (Nova TV, Doma and Nova World), the Czech Republic (TV Nova, Nova Cinema, Nova Sport and MTV Czech), Romania (PRO TV, PRO TV International, Acasa, PRO Cinema, Sport.ro, MTV Romania and PRO TV Chisinau,), the Slovak Republic (TV Markíza and Doma) and Slovenia (POP TV, Kanal A and the POP NON STOP subscription bouquet). CME's broadcast operations are supported by its content and distribution division, Media Pro Entertainment, as well as its New Media division, which operates Voyo, the pan-regional video-on-demand service.

CME is traded on the NASDAQ and the Prague Stock Exchange under the ticker symbol “CETV”.

###

For additional information, please visit www.cme.net or contact:

Romana Wyllie
Vice President of Corporate Communications
Central European Media Enterprises
+420 242 465 525
romana.wyllie@cme.net

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(US$ 000's, except share and per share data)

	For the Three Months Ended
	September 30,
	2011	2010
Net revenues	$165,472	$134,354
Operating expenses:
Operating costs	34,545	29,050
Cost of programming	94,983	81,658
Depreciation of property, plant and equipment	13,075	13,341
Amortization of broadcast licenses and other intangibles	7,957	6,996
Cost of revenues	150,560	131,045
Selling, general and administrative expenses	27,822	28,654
Operating loss	(12,910)	(25,345)
Interest expense, net	(34,523)	(31,046)
Foreign currency exchange (loss) / gain, net	(45,919)	62,009
Change in fair value of derivatives	3,479	(1,229)
Other income	33	1
(Loss) / income from continuing operations before tax	(89,840)	4,390
Credit / (provision) for income taxes	7,644	(973)
(Loss) / income from continuing operations	(82,196)	3,417
Net (loss) / income	(82,196)	3,417
Net loss / (income) attributable to noncontrolling interests	122	(1)
Net (loss) / income attributable to CME Ltd.	$(82,074)	$3,416

PER SHARE DATA:
Net (loss) / income per share
Continuing operations attributable to CME Ltd. - Basic and diluted	$(1.27)	$0.05
Net (loss) / income attributable to CME Ltd - Basic and diluted	$(1.27)	$0.05

Weighted average common shares used in computing per share amounts (000's):
Basic	64,393	64,337
Diluted	64,393	64,497

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (continued)
(US$ 000's, except share and per share data)

	For the Nine Months Ended
	September 30,
	2011	2010
Net revenues	$587,900	$479,721
Operating expenses:
Operating costs	102,736	83,826
Cost of programming	313,744	268,610
Depreciation of property, plant and equipment	40,985	40,530
Amortization of broadcast licenses and other intangibles	23,393	18,690
Cost of revenues	480,858	411,656
Selling, general and administrative expenses	88,144	87,091
Operating income / (loss)	18,898	(19,026)
Interest expense, net	(126,554)	(92,566)
Foreign currency exchange gain, net	1,452	23,842
Change in fair value of derivatives	4,600	(2,261)
Other expense	(769)	(200)
Loss from continuing operations before tax	(102,373)	(90,211)
Provision / (credit) for income taxes	(6)	(1,271)
Loss from continuing operations	(102,379)	(91,482)
Discontinued operations, net of tax	—	(3,922)
Gain on disposal of discontinued operations	—	217,619
Income from discontinued operations	—	213,697
Net (loss) / income	(102,379)	122,215
Net loss attributable to noncontrolling interests	159	4,076
Net (loss) / income attributable to CME Ltd.	$(102,220)	$126,291

PER SHARE DATA:
Net (loss) / income per share
Continuing operations attributable to CME Ltd. - Basic and diluted	$(1.59)	$(1.37)
Discontinued operations attributable to CME Ltd. - Basic and diluted	0.00	3.34
Net (loss) / income attributable to CME Ltd - Basic and diluted	$(1.59)	$1.97

Weighted average common shares used in computing per share amounts (000's):
Basic	64,382	63,918
Diluted	64,382	63,918

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
CONDENSED CONSOLIDATED BALANCE SHEETS
(US$ 000's)

	September 30, 2011	December 31, 2010
ASSETS
Cash and cash equivalents	$167,417	$244,050
Other current assets	332,568	368,035
Total current assets	499,985	612,085
Property, plant and equipment, net	231,264	250,902
Goodwill and other intangible assets, net	1,830,336	1,816,943
Other non-current assets	312,913	260,620
Total assets	$2,874,498	$2,940,550
LIABILITIES AND EQUITY
Accounts payable and accrued liabilities	$219,470	$224,058
Current portion of long-term debt and other financing arrangements	4,070	13,562
Other current liabilities	39,996	5,456
Total current liabilities	263,536	243,076
Long-term portion of long-term debt and other financing arrangements	1,338,441	1,346,222
Other non-current liabilities	96,705	103,500
Total liabilities	$1,698,682	$1,692,798

EQUITY
Common Stock	$5,151	$5,149
Additional paid-in capital	1,403,307	1,377,803
Accumulated deficit	(353,311)	(233,818)
Accumulated other comprehensive income	99,697	77,745
Total CME Ltd. shareholders' equity	1,154,844	1,226,879
Noncontrolling interests	20,972	20,873
Total equity	$1,175,816	$1,247,752
Total liabilities and equity	$2,874,498	$2,940,550

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(US$ 000's, except share and per share data)

	For the Nine Months Ended
	September 30,
	2011	2010
Net cash generated from / (used in) continuing operating activities	$17,246	$(41,439)
Net cash used in continuing investing activities	(30,078)	(443,748)
Net cash (used in) / generated from financing activities	(64,667)	43,040
Net cash used in discontinued operations - operating activities	—	(5,921)
Net cash generated from discontinued operations - investing activities	—	307,790
Impact of exchange rate fluctuations on cash and cash equivalents	866	(2,771)
Net decrease in cash and cash equivalents	$(76,633)	$(143,049)

Net cash generated from / (used in) continuing operating activities	$17,246	$(41,439)
Capital expenditure, net of proceeds from disposals	(21,231)	(32,365)
Free cash flow	$(3,985)	$(73,804)

Supplemental disclosure of cash flow information:
Cash paid for interest	$90,404	$93,675
Cash paid for income taxes (net of refunds)	$4,015	$8,108

Segment Data

We manage our business on a divisional basis, with three operating segments which are also our reportable segments: Broadcast, Media Pro Entertainment (our content division) and New Media.

We evaluate the performance of our segments based on Net revenues and OIBDA. OIBDA, which includes program rights amortization costs, is determined as operating income / (loss) before depreciation and amortization of intangible assets. Items that are not allocated to our segments for purposes of evaluating their performance and therefore are not included in their OIBDA, include stock-based compensation and certain unusual or infrequent items (e.g. impairments of assets or investments).  We believe OIBDA is useful to investors because it provides a more meaningful representation of our performance, as it excludes certain items that do not impact either our cash flows or the operating results of our operations.  OIBDA is also used as a component in determining management bonuses. Intersegment revenues and profits have been eliminated in consolidation.  OIBDA may not be comparable to similar measures reported by other companies.

Below are tables showing our Net revenues and OIBDA by segment for the three and nine months ended September 30, 2011 and 2010, together with a reconciliation of OIBDA to our Condensed Consolidated Statement of Operations:

	For the Three Months		For the Nine Months
(US $000'S)	Ended September 30,		Ended September 30,
	2011	2010	2011	2010
Net revenues
Broadcast:
Bulgaria	$17,360	$13,706	$63,359	$32,440
Croatia	9,959	8,181	42,449	34,691
Czech Republic	55,279	47,268	195,653	173,140
Romania	31,056	29,065	112,425	109,175
Slovak Republic	18,204	16,049	67,139	58,859
Slovenia	11,573	9,280	48,891	41,250
Total Broadcast	$143,431	$123,549	$529,916	$449,555
Media Pro Entertainment	$35,141	$26,510	$126,575	$92,868
New Media	$3,246	$2,111	$10,479	$7,061
Intersegment revenues[1]	(16,346)	(17,816)	(79,070)	(69,763)
Total net revenues	$165,472	$134,354	$587,900	$479,721

1 Reflects revenues earned by the Media Pro Entertainment segment through sales to the Broadcast segment. All other revenues are third party revenues.

	For the Three Months		For the Nine Months
(US $000'S)	Ended September 30,		Ended September 30,
	2011	2010	2011	2010
OIBDA
Broadcast:
Bulgaria	$(715)	$(3,312)	$5,215	$(11,120)
Croatia	(1,960)	(1,508)	861	1,420
Czech Republic	21,077	13,755	87,591	74,447
Romania	4,625	4,319	17,371	19,589
Slovak Republic	(1,547)	(3,842)	1,684	(4,955)
Slovenia	(372)	(657)	11,397	8,849
Divisional operating costs	(973)	(530)	(1,717)	(1,317)
Total Broadcast	$20,135	$8,225	$122,402	$86,913
Media Pro Entertainment	$218	$(2,185)	$1,703	$(4,063)
New Media	$(1,033)	$(1,562)	$(3,122)	$(6,369)
Central	(9,726)	(8,256)	(31,969)	(31,123)
Elimination	(696)	(709)	(3,176)	(2,811)
Total OIBDA	$8,898	$(4,487)	$85,838	$42,547

(US $000's)	For the Three Months		For the Nine Months
Reconciliation to Condensed Consolidated Statement of	Ended September 30,		Ended September 30,
Operations:	2011	2010	2011	2010

Total OIBDA	$8,898	$(4,487)	$85,838	$42,547
Depreciation of property, plant and equipment	13,851	13,862	43,547	42,883
Amortization of intangible assets	7,957	6,996	23,393	18,690
Operating (loss) / income	$(12,910)	$(25,345)	$18,898	$(19,026)
Interest expense, net	(34,523)	(31,046)	(126,554)	(92,566)
Foreign currency exchange (loss) / gain, net	(45,919)	62,009	1,452	23,842
Change in fair value of derivatives	3,479	(1,229)	4,600	(2,261)
Other income / (expense)	33	1	(769)	(200)
Credit / (provision) for income taxes	7,644	(973)	(6)	(1,271)
(Loss) / income from continuing operations	$(82,196)	$3,417	$(102,379)	$(91,482)